                                                                   EXHIBIT 10(M)

                                LEASE AGREEMENT


                                   ARTICLE I


                                 Reference Data
                                 --------------


1.1  Subjects Referred To.
     --------------------

     Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1.

     DATE:     May 21, 1999


     PREMISES: Approximately 36,798 square feet of space shown crosshatched on the plan attached hereto as Exhibit A ("Plan"), located in the building ("Building") commonly known and numbered as 85 John Road, Canton, Massachusetts, together with the use, in common with others, of the common areas of the Building, including, but not limited to, bathrooms, entryways, sidewalks, driveways and parking areas. Tenant shall have, as appurtenant to the Premises the right to use 110 parking spaces in the parking lot adjoining the Building, in that area designated as "Organogenesis Parking" on the Plan. The land ("Land") upon which the Building is located is described on the Plan. The Land and the Building are hereinafter sometimes collectively referred to as the "Property."


     LANDLORD:

               North Queen Street LP, a limited partnership.


     ORIGINAL ADDRESS OF LANDLORD:


               5 Campanelli Circle
               Canton, Massachusetts 02021


     LANDLORD'S CONSTRUCTION REPRESENTATIVE:

               William Conroy

     TENANT:   Organogenesis, Inc., a Delaware corporation.

     ORIGINAL ADDRESS OF TENANT:

              150 Dan Road
              Canton, MA 02021


     TENANT'S CONSTRUCTION REPRESENTATIVE:

              Dan Rufo


     TERM: Five (5) years and four (4) months plus any portion of a month during which the Commencement Date shall occur if such date shall not be the first day of the month.


     COMMENCEMENT DATE:

              The date of execution of this Lease.

     RENT COMMENCEMENT DATE:

              August 5, 1999


     ANNUAL FIXED RENT RATE:

                                                    MONTHLY
              YEAR          ANNUAL FIXED RENT         RENT
              ----          -----------------    -------------

              Initial Term      $221,130.00        $18,427.50


              Option periods    95 % of Market Rent
                                determined in accordance with Section 4.1.1


              ADDITIONAL
              RENT:

              All sums required to be paid under this lease by Tenant other than Fixed Rent.

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     PERMITTED USES:

              Office, warehouse and distribution uses permitted under the zoning by-law of the Town of Canton, Massachusetts. Tenant may use the Premises for any other use which is both permitted under the zoning by-law of the Town of Canton, Massachusetts and also consistent with other uses in the Building, provided that Tenant obtains an occupancy permit for such other use.


     PUBLIC LIABILITY LIMITS:

              Two Million Dollars ($2,000,000.00) per occurrence/Three Million Dollars ($3,000,000.00) annual aggregate


     TENANT'S PROPORTIONATE SHARE: 35%


     OPERATING YEAR:

              Each twelve (12) month period following the Commencement Date, or any portion of which period occurs during the term of this Lease.


     OPERATING STATEMENT:

              A written statement prepared by the Landlord or its agent, setting forth Landlord's computation of the sum payable by Tenant for Operating Expenses for a specified Operating Year.


     TAX YEAR:

          Each twelve (12) month period following the Commencement Date, or any portion of which period occurs during the term of this Lease.


1.2  Exhibits. The exhibits listed below in this section are incorporated in
     --------
this Lease by reference and are to be construed as a part of this Lease:



     EXHIBIT A
     ---------

       Plan showing the Premises, including any appurtenances thereto.


     EXHIBIT A-1
     -----------

       Description of the Land upon which the Building is located.

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     EXHIBIT B
     ---------

       Description of Tenant's Work, including plans and specifications.


     EXHIBIT C
     ---------

       Description of Signs


1.3  Table of Articles and Sections
     ------------------------------


ARTICLE I - Reference Data
---------   --------------


1.1    Subjects Referred To........................................... 1

1.2    Exhibits....................................................... 3

1.3    Table of Article and Sections.................................. 4


ARTICLE II - Premises and Term
----------   -----------------

2.1    Premises....................................................... 7

2.2    Term........................................................... 7


ARTICLE III - Improvements
-----------   ------------

3.1    Performance of work............................................ 8

3.2    Acceptance of the Premises..................................... 8

3.3    Construction Representatives................................... 8


ARTICLE IV - Rent
------- --   ----

4.1    The Fixed Rent................................................. 8

4.2    Additional Rent................................................10

       4.2.1  Real Estate Taxes
       4.2.2  Betterment Assessments
       4.2.3  Tax Payment
       4.2.4  Operating Expenses

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ARTICLE V - Insurance and Utilities
---------   -----------------------

5.1     Insurance.....................................................13

5.2     Utilities.....................................................14


ARTICLE VI - Additional covenants
----------   --------------------

6.1     Affirmative Covenants.........................................15

        6.1.1   Perform Obligations
        6.1.2   Use
        6.1.3   Repair and Maintenance
        6.1.4   Compliance with Law
        6.1.5   Payment for Tenant's Work
        6.1.6   Indemnity
        6.1.7   Landlord's Right to Enter
        6.1.8   Personal Property at Tenant's Risk
        6.1.9   Payment of Landlord's Cost of Enforcement
        6.1.10  Yield Up
        6.1.11  Estoppel Certificate

6.2     Negative Covenants............................................17

        6.2.1   Assignment, Subletting, etc.
        6.2.2   Overloading, Nuisance, etc.
        6.2.3   Installation, Alterations or Additions

6.3     Landlord's Repair Obligations.................................18

6.4     Hazardous Materials...........................................18


ARTICLE VII-Casualty or Taking
----------- ------------------

7.1     Termination...................................................19

7.2     Restoration...................................................19

7.3     Award.........................................................20

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ARTICLE VII - Defaults
-----------   --------

8.1     Events of Default.............................................20

8.2     Remedies......................................................21

8.3     Remedies Cumulative...........................................22

8.4     Landlord's Right to Cure Defaults.............................22

8.5     Effective of Waivers of Default...............................22

8.6     No Waiver, etc. ..............................................22

8.7     No Accord and Satisfaction....................................23


ARTICLE IX - Mortgagee's Rights
----------   ------------------

9.1     Superiority of Lease..........................................23

9.2     Subordination.................................................23


ARTICLE X - Miscellaneous Provisions
---------   ------------------------

10.1    Notices from One Party to the Other...........................24

10.2    Quiet Enjoyment...............................................24

10.3    Lease not to be Recorded......................................24

10.4    Limitation of Landlord's Liability............................24

10.5    Acts of God...................................................24

10.6    Landlord's Default............................................25

10.7    Brokerage.....................................................25

10.8    Approvals and Consent.........................................25

10.9    Applicable Law and Construction...............................25


                                   ARTICLE II

                               Premises and Term
                               -----------------

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2.1  Premises. Landlord hereby leases to Tenant and Tenant hereby hires from
     --------
Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises.


2.2  Term. TO HAVE AND TO HOLD for the Term beginning on the Commencement Date.
     ----

2.3  Options to Extend.  Tenant shall have the option to extend the Term for
     -----------------
three (3) periods of five (5) years each, to follow consecutively after the Term, so long as Tenant is not in default, beyond any applicable cure periods, of any of the material provisions of this Lease commencing at the time of the exercise of any of the options hereunder and for the period of time continuing to the expiration of the Term or the then existing Extended Term. Such options shall be exercised by notice from Tenant to Landlord given not less than nine
(9) months prior to the expiration of the Term or the then existing Extended Term and upon the giving of such notice, the Lease and the Term hereof shall automatically be extended for an additional period of five (5) years without the necessity for the execution of any other instrument in confirmation thereof except for a document memorializing the Annual Fixed Rent (as hereinafter defined) for the Extended Term. Except for any option to extend which has theretofore been exercised and the rent payable during any such extension period, which shall be determined in the manner provided in Section 4.1.1 below, such extension shall be upon all the same terms, conditions and provisions herein contained. References in this Lease to the Term hereof shall be deemed to include any Extended Term for which the original term may be so extended.

2.4  Authority. Landlord and Tenant each hereby represents to the other that it
     ---------
has the right and authority to enter into this Lease and that those signatories executing this Lease on behalf of Landlord or Tenant, as the case may be, have full power and authority to execute this Lease.

2.5  Rider A, First Right to Lease.
     ------------------------------


                             FIRST RIGHT TO LEASE
                             --------------------

If, during the Term of this Lease, Landlord desires to lease all or a portion of the Building, not included in the Premises (the "First Refusal Space"), Landlord shall so notify Tenant setting forth Landlord's reasonable estimate of the then fair market rent for the First Refusal Space (in its then as is condition), and the other terms and conditions on which Landlord is willing to so lease the First Refusal Space, and including a form of amendment to this Lease by which the First Refusal Space would be added to the Premises. Tenant may, by giving Landlord notice within fifteen (15) business days after receipt of Landlord's notice, elect to lease the First Refusal Space on the terms and conditions set forth in Landlord's notice. If Tenant shall so elect, Tenant shall within twenty
(20) days after such election enter into an amendment to this lease incorporating the terms and conditions set forth in Landlord's notice. If Tenant shall fail to make such election within such fifteen (15) business day period, or to enter into such lease within such twenty (20) day period, Tenant shall be deemed to have elected not to lease the First Refusal Space, and Landlord shall thereafter be free to lease the First Refusal Space to a third party.

However, if Tenant disagrees with Landlord's determination of fair market rental and if subsequently Landlord leases the First Refusal Space to a third party at a rental rate less than was set forth in Landlord's notice, then Tenant shall have a Right of First Refusal on the same terms and conditions as the third party, which right must be exercised within fifteen (15) business days of notification by Landlord.


LANDLORD:                           TENANT:

/S/ WILLIAM CONROY                  /S/ DONNA ABELLI LOPOLITO
------------------                  -------------------------

                                  ARTICLE III

                                 Improvements
                                 ------------


3.1  Performance of Work and Approval of Tenant's Work. Exhibit B ("Tenant's
     -------------------------------------------------  ---------
Work") shall be subject to Landlord's prior approval, which shall not be unreasonably withheld or delayed. At the time of Landlord's approval of Exhibit B, Landlord shall notify Tenant as to the portion of Tenant's Work (which may include all of Tenant's Work) that Tenant will be required to remove upon termination of this Lease pursuant to Section 6.1.10.. Tenant shall cause to be performed the work required by Exhibit B at Tenant's risk and expense provided,
                                                                      --------
however, that no work shall be done or fixtures or equipment installed by Tenant
-------
in such manner as to unreasonably interfere with Landlord's work, if any, at the Premises. Tenant agrees to employ for Tenant's Work one or more responsible contractors whose labor will work without unreasonable interference with other labor working on the Premises and to cause such contractors employed by Tenant to carry Workmen's Compensation Insurance in accordance with statutory requirements and Comprehensive Public Liability Insurance covering such contractors on or about the Premises in amounts at least equal to the limits set forth in Section 1.1 and to submit certificates evidencing such coverage to Landlord prior to the commencement of such work.

3.2  Acceptance of the Premise. All Tenant's Work shall be done in a
     -------------------------
good and workmanlike manner employing good materials and so as to conform to all applicable building and zoning laws. Tenant may not make any material changes in Tenant's Work described on Exhibit B hereto without the prior written approval of Landlord.

3.3  Condition of the Premises. Tenant, having performed such due diligence as
     -------------------------
Tenant desired, accepts the Premises in "as is'1 condition, subject to latent defects not readily ascertainable. Landlord represents that on the date of execution of this Lease, the Building conform with the State Building Code, and that Landlord has not received any written notice of any zoning code violation.

3.4  Construction Representatives.  Each party authorizes the other to rely, in
     ----------------------------
connection with plans and construction, upon approval and other actions on the party's behalf by any Construction Representative of the party named in Section
1.1 or any person hereafter designated in substitution or addition by written notice to the party relying.

                                   ARTICLE IV

                                      Rent
                                      ----

4.1  The Fixed Rent. Tenant covenants and agrees to pay rent ("Fixed Rent"),
     --------------
commencing on the Rent Commencement Date, to Landlord at the Original Address of Landlord or such other place as Landlord may by notice in writing to Tenant from time to time direct, at the Annual Fixed Rent Rate, in the equal installments ("Monthly Rent") of one-twelfth (1/12th) thereof in advance on the first day of each calendar month included in the Term; and for any portion of a calendar month at the beginning or end of the Term, at the rate then payable in advance for such portion. Rent not paid within ten (10) days of the date when due shall be subject to a late charge of five (5%) percent, provided, however, that such late charge will not be imposed on the first two
(2) occasions in any Lease Year when Rent is not paid within ten (10) days of the due date.


     4.1.1  Option Period Rent. If Tenant shall extend the Term by
            ------------------
exercising its options pursuant to Section 2.3 above, the Annual Fixed Rent Rate during each five year Extended Term shall be ninety-five percent (95%) of Market Rent, as defined below, commencing as of the first day of the option period in question, but in no event shall the Annual Fixed Rent Rate for any option period be less than the Annual Fixed Rent in effect for the last year of the original Term.

Market Rent" shall be computed as of the applicable date at the then effective current rentals being charged to new tenants for comparable buildings and locations within the Greater South Shore Area, taking into account and giving effect to, in determining comparability, without limitation, such considerations as size, location of premises, lease term, and real estate tax and operating expenses.


     Landlord shall initially, at least sixty (60) days prior to the commencement of the option period in question, designate the Market Rent and shall furnish comparable data in support of such designation. If Tenant disagrees with Landlord's designation of the Market Rent, then Tenant shall have the right, by written notice given within twenty-one (21) days after Tenant has been notified of Landlord's designation, to submit such Market Rent to arbitration as follows. Market Rent shall be determined by arbitrators, one to be chosen by Tenant, one to be chosen by Landlord and a third to be selected, if necessary, as below provided. All arbitrators selected under this paragraph shall be experienced real estate appraisers with substantial experience similar with properties in the Greater South Shore Area. If within twenty (20) days after Tenant's notice, the parties agree upon a single arbitrator or, if one party fails to select an arbitrator, the arbitrator selected by the other, then such arbitrator shall be the sole arbitrator and Market Rent shall be determined by such arbitrator. The unanimous written decision of the two first chosen (or the decision of the first, if a second arbitrator is not chosen) without selection and participation of a third arbitrator, or otherwise the written decision of a majority of the three arbitrators chosen and selected as provided herein, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen arbitrator within twenty-one
(21) days following the call for arbitration and, unless such two arbitrators shall have reached a unanimous decision within thirty (30) days after their designation, then they shall so notify the then President of the Greater South Shore Real Estate Board and request him or her to select an impartial third arbitrator to act hereunder. Such third arbitrator and the first two chosen shall hear the parties and their evidence and render their decision within thirty (30) days following the conclusion of such hearing and notify Landlord and Tenant thereof. Landlord and Tenant shall bear the expense of the third arbitrator (if any) equally. If the dispute between the parties as to Market Rent has not been resolved before the commencement of Tenant's obligations to pay rent based upon such Market

Rent, then Tenant shall pay rent under the Lease in respect of the Premises based upon the Market Rent designated by Landlord until either the agreement of the parties as to the Market Rent or the decision of the arbitrators, as the case may be, at which time Tenant shall pay any underpayment of rent to Landlord or Landlord shall refund any overpayment of rent to Tenant.

4.2    Additional Rent. Tenant covenants and agrees to pay, as additional rent,
       ---------------
Tenant's Proportionate Share of all Real Estate Taxes and Operating Expenses, with respect to the Land and Building, so that the Fixed Rent shall be net to Landlord, as follows:

4.2.1  Real Estate Taxes. Real Estate Taxes shall mean all taxes levied or
       -----------------
assessed by, or becoming payable to the municipality or any governmental authority having jurisdiction of the Property for each tax period wholly included in the Term; provided that for any fraction of a tax period included in the Term at the end thereof, Tenant shall pay to Landlord, Tenant's Proportionate Share of the fraction of taxes so levied or assessed or becoming payable which is allocable to such included period. Nothing contained in this Lease shall, however, require Tenant to pay any franchise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord, or any income, profits or revenue tax or charge upon the rent payable by Tenant under this Lease; provided, however, that if, at any time during the Term, under the laws of the United States or any state of political subdivision thereof in which the Premises are situated, there shall be adopted some other method of taxation on real estate as a substitute in whole or in part for taxes on real estate as now constituted such as tax on the Fixed Rent, Additional Rent or the other charges payable by Tenant hereunder by whatever name called is levied, assessed or imposed against Landlord or the Fixed Rent or Additional Rent or other charges payable hereunder to Landlord, (which substitute tax on the Fixed Rent, Additional Rent, or other charges or other substitute method of taxation are hereinafter collectively referred to as "Substitute Taxes"), Tenant, to the extent that such Substitute Taxes are means of raising revenue from real estate shall pay Tenant's Proportionate Share of Substitute Taxes within thirty (30) days after invoice. In the event that any such Substitute Taxes shall be based upon the income of Landlord, then Tenant's obligation with respect to the aforesaid Substitute Taxes shall be limited to the amount thereof as computed at the rates that would be payable if the rent reserved hereunder were the sole taxable net income of Landlord.

4.2.2  Betterment Assessments. Real Estate Taxes shall include each installment
       ----------------------
of all public, special or betterment assessments levied or assessed by or becoming payable to any municipality or other governmental authority having jurisdiction of the Property, for each installment period wholly included in the Term; provided that Landlord shall have elected to pay such assessment in installments over the longest period permitted by law.

4.2.3  Tax Payment. Tenant shall pay to Landlord, as additional rent hereunder,
       -----------
an amount (the "Tax Payment") equal to Tenant's Proportionate Share of Real Estate Taxes for any Tax Year, any part of which shall occur during the term of this Lease. A copy of the final tax bill of the Town of Canton or other taxing authority imposing Real Estate Taxes on the Land or the Building shall be sufficient evidence of the amount of Real Estate Taxes.

        Commencing on the Rent Commencement Date, with respect to each Tax Year occurring in whole or in part during the term of this Lease, Tenant shall pay to Landlord the Tax Payment, in equal monthly installments during the calendar year in which such tax Year commences, in the manner herein described. At any time during the calendar year (but not more frequently than quarterly) in which a Tax Year commences, Landlord may furnish to Tenant a written estimate (a "Tax Estimate") setting forth Landlord's reasonable estimate of the Real Estate Tax Payment for such Tax Year ("Estimated Tax Payment"). Such estimate shall be determined by landlord by applying to the most recently announced assessed value of the Land and Building (whether final or otherwise) such tax rate as Landlord shall anticipate is the tax rate to be finally determined for such Tax Year. Subject to adjustment as hereinafter provided, Tenant shall pay Landlord on the first day of each month during each calendar year occurring in whole or in part during the term hereof, an amount equal to one-twelfth (1/12th) of the Estimated Tax Payment for the Tax Year commencing during such calendar year. If Landlord furnishes a Tax Estimate for the Tax Year subsequent to the commencement of the calendar year in which such Tax Year begins, then (a) until the first day of the month following the month in which the Tax Estimate is furnished to Tenant, Tenant shall continue to pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord with respect to the previous Tax Year, (b) within fifteen (15) days after the Tax Estimate is furnished to Tenant, Landlord shall give notice to Tenant stating whether the amount previously paid by Tenant to Landlord during such calendar year was greater or less than the installments of the Estimated Tax Payment to be paid during such calendar year in accordance with the Tax Estimate, and (i) if there shall be a deficiency, Tenant shall pay the amount thereof within thirty (30) days after demand therefor, or (ii) if there shall have been an overpayment, Landlord shall credit the amount thereof against the next monthly installments of the Additional Rent payable under this Lease or at Tenant's option promptly refund the amount of such overpayment , and (c) on the first day of the month following the furnishing to Tenant of the Tax Estimate, and monthly thereafter until the rendering to Tenant of a Tax Statement (hereinafter defined) for such Tax Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12) of the amount shown on such Tax Estimate. At any time during or after such Tax Year, (x) Landlord shall furnish to Tenant a written statement (a "Tax Statement") which shall include a copy of the tax bill from the Town setting forth the Tax Payment for such Tax Year, and stating whether the sum of the installments previously paid by Tenant to Landlord pursuant to the Tax Estimate or otherwise for such Tax Year in accordance with the Tax Statement was greater or less than the installments of the Estimated Tax Payments, and, (y) any deficiency or overpayment shall be disposed of in the manner of a deficiency or overpayment in Estimated Tax Payment, and (z) on the first day of the month following the month in which the Tax Statement is furnished to Tenant, and monthly thereafter until a new Tax Estimate or Tax Statement is furnished to Tenant, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the Tax Payment shown on the Tax Statement.

4.2.4.  Operating Expenses shall mean the costs and expenses actually paid by
        ------------------
Landlord for costs for common electricity servicing the common areas of the Building, snow removal, landscaping of the non-tenanted areas of the Building and the Land, premiums paid for fire and casualty, boiler, sprinkler, and liability insurance with respect to the Land and the Building,

Canton Commerce Center Common Area Maintenance Payments, management fees or, if no managing agent is employed by the Landlord, a sum in lieu thereof which is not in excess of the prevailing rate for management fees in similar buildings in the County where the Building is located and any other charges properly allocable to the repair, ownership, management, maintenance or operation of the Land and Building, including but not limited the expenses of providing all services which Landlord is obligated to provide under this lease. Landlord and Tenant agree that management fees (and if no managing agent is employed by the Landlord, the amount in lieu thereof) shall not exceed three (3%) percent of the gross rents.

     4.2.4.1 Commencing on the Rent Commencement Date, for each Operating Year, any part of which shall occur during the term of this Lease, Tenant shall pay an amount (the "Operating Payment") equal to Tenant's Proportionate Share of the Operating Expenses for such Operating Year; provided, however, that if the Rent
                                            --------  -------
Commencement Date shall occur other than on the first day of an Operating Year or if the term of this Lease shall expire or be sooner terminated on other than the last day of an Operating Year, then the Operating Payment in respect thereof shall be prorated to correspond to that portion of such Operating Year occurring within the Term of this Lease.

     4.2.4.2 At any time during each Operating Year (but not more frequently than quarterly), Landlord may furnish to Tenant a written statement (an "Estimate Statement") setting forth Landlord's reasonable estimate of the Operating Payment for such Operating Year (the "Estimated Payment"). Tenant shall pay to Landlord on the first day of each month during each Operating Year an amount equal to one twelfth (1/12th) of the Estimated Payment. If Landlord furnishes an Estimate Statement for an Operating Year subsequent to the commencement thereof, then (i) until the first day of the month following the month in which the Estimate Statement is furnished to Tenant, Tenant shall continue to pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord with respect to the previous Operating Year, (ii) promptly after the Estimate Statement is furnished to Tenant, Landlord shall give notice to Tenant stating whether the amount previously paid by Tenant to Landlord for the current Operating Year was greater or less than the installment of the Estimated Payment to be paid for the current Operating Year, and (a) if there shall be a deficiency, Tenant shall pay the amount thereof within thirty (30) days after demand therefor, or (b) if there shall have been an overpayment, Landlord shall credit the amount thereof against the next monthly installments of the Additional Rent payable under this Lease or at Tenant's option promptly refund the amount of such overpayment; and (iii) on the first day of the month following the month in which the Estimate Statement is furnished to Tenant, and monthly thereafter throughout the remainder of the Operating Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the Estimated Payment shown on the Estimated Statement. Landlord may, not more than twice during each Operating Year, furnish to Tenant a revised Estimate Statement; if a revised Estimate Statement is furnished to Tenant, the Estimated Payment for such Operating Year shall be adjusted in the same manner as provided in the preceding sentence.

     4.2.4.3 At any time during or after each Operating Year, Landlord shall furnish to Tenant an annual statement (the "Annual Statement") for such Operating Year. If the Annual Statement shows that the Estimated Payment (or other payments) for such Operating Year exceed the Operating Payment which should have been paid for Operating Year, Landlord shall credit the amount of such excess against the next monthly installment of Additional Rent payable under this Lease; if the Annual Statement for such Operating Year shows that the Estimated Payment for such Operating Year was less than the Operating Payment (or other payments) which should have been paid for such Operating Year, Tenant shall pay the amount of such deficiency within thirty (30) days after receipt of the Annual Statement. Landlord will endeavor to deliver the Annual Statement to Tenant within sixty (60) days after the end of the Operating Year, but Landlord's failure to deliver the Annual Statement within such sixty (60) day period shall not affect Landlord's rights hereunder.

     4.2.4.4 Each annual Statement shall be conclusive and binding upon Tenant unless, within ninety (90) days after receipt thereof, Tenant shall notify Landlord that it disputes the correctness of the Annual Statement, specifying the particular respects in which the Annual Statement is claimed to be incorrect. If such notice is sent, Tenant or its designee may, audit Landlord's books and records. During the pendency of such examination, Tenant shall make all payments claimed by Landlord to be due, such payments to be without prejudice to Tenant's position. If as the result of such examination Tenant disputes Landlord's accounting, Tenant shall give Landlord notice thereof and, if such dispute has not been resolved by agreement within sixty (60) days after Tenant's notice of such dispute, then either party may submit the matter to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association.


                                   ARTICLE V

                            Insurance and Utilities
                            -----------------------

5.1  Insurance. Landlord and Tenant shall each take out and maintain during the
     ---------
term the following insurance coverage:

     5.1.1 Landlord shall maintain throughout the Term fire and extended casualty insurance on the Building in an amount which shall not be less than one hundred (100%) percent of the replacement cost thereof (excluding the Land, footings and foundations) and such other insurance as is customary for a commercial property such as the Property.

     5.1.2 Tenant shall maintain comprehensive liability insurance indemnifying Tenant against all claims and demands for any injury to person or property which may be claimed to have occurred on the Premises or on the sidewalk, parking area or ways adjoining the Premises, in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth in Section 1.1, and, from time to time during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes; and worker's compensation insurance with statutory limits covering all of Tenant's employees working on the Premises Such insurance shall name Landlord as an additional insured.

     5.13 Insurance required under the provisions of Section 5.1.1 shall, in case of loss, be first payable to the holder(s) of any mortgages on the Premises under a standard mortgagee's clause. In the event provision for any such insurance is to be by a blanket insurance policy, the policy shall allocate a specific and sufficient amount of coverage to the Premises.

     5.1.4 All insurance which is carried by either party with respect to the Premises, whether or not required, shall include provisions which either designate the other party as one of the insureds or deny to the insurer acquisition by subrogation of rights of recovery against the other party to the extent such rights have been waived by the insured party prior to occurrence of loss or injury, insofar as, and to the extent that such provisions may be effective without making it impossible to obtain insurance coverage from responsible companies qualified to do business in the state in which the Premises are located (even though extra premium may result therefrom). If at the request of one party, this non-subrogation provision is waived, then the obligation of reimbursement shall cease for such period of time as such waiver shall be effective, but nothing contained in this subsection shall derogate from or otherwise affect releases elsewhere herein contained of either party for claims. Each party shall be entitled to have duplicates or certificates of any policies containing such provisions. Each party hereby waives all rights of recovery against the other for loss or injury against which the waiving party is protected by insurance containing said provisions, reserving, however, any rights with respect to any excess of loss or injury over the amount recovered by such insurance. Tenant shall not be deemed to acquire as insured under any insurance carried on the Building any right to participate in the adjustment of loss or to receive insurance proceeds with respect to the Building and agrees upon request promptly to endorse and deliver to Landlord any checks or other instruments paid to Tenant under Landlord's insurance in payment of loss with respect to the Building in which Tenant is named as payee.

     5.2  Utilities. Landlord shall provide (i) hot and cold drinking water,
          ---------
water for lavatory and office cleaning purposes, and sewer for the Premises; and
(iii) access to the Premises seven days a week, 24 hours each day. Tenant shall furnish and shall pay all charges and costs with respect to heating, ventilating and air conditioning for the Premises. Tenant shall pay directly to the proper authorities charged with the collection thereof all charges for electricity, telephone, janitorial services, and other utilities or services used or consumed on the Premises and separately metered, whether called charge, tax, assessment, fee or otherwise, all such charges to be paid as the same from time to time become due. Landlord shall permit its electric feeder, risers and wiring serving the Premises to be used by the Tenant. Except as may otherwise be provided in Exhibit B for the installation thereof, it is understood and agreed that Tenant shall make its own arrangements for the utilities to be paid for by Tenant and that Landlord shall be under no obligation to furnish heating, ventilating or air conditioning or any utilities to the Premises and Landlord shall not be liable for any interruption or failure in the supply of any such utilities to the Premises, unless such interruption or failure results from the gross negligence or wilful misconduct of Landlord. If such interruption in the supply of any utilities occurs in the common areas, Landlord will use its best efforts to effectuate the proper repairs, but there shall be no abatement of Fixed Rent or Additional Rent.

                                   ARTICLE VI

                              Additional Covenants
                              --------------------

6.1  Affirmative Covenants. Tenant covenants at its expense at all times during
     ---------------------
the Term and such further time as Tenant occupies the Premises or any part thereof the following:

     6.1.1  Perform Obligations. To perform promptly all of the obligations of
            -------------------
Tenant set forth in this Lease; and to pay when due the Fixed Rent and Additional Rent and all charges, rates and other sums which by the terms of this lease are to be paid by Tenant

     6.1.2  Use. To use the Premises only for the Permitted Uses, and from time
            ---
to time to procure all licenses and permits necessary therefor, including but not limited to the initial Certificate of Occupancy, which shall be delivered by Tenant to Landlord when Tenant has constructed Tenant's Work.

     6.1.3  Repair and Maintenance. Except as otherwise provided in Article VII,
            ----------------------
to keep the Premises in the same order, condition and repair as they are in on the Commencement Date, subject to reasonable use and wear. It is agreed that the exception of reasonable use and wear shall not apply so as to permit Tenant to keep the Premises and the use reasonably made thereof in less than good and tenantlike repair.

     6.1.4  Compliance with Law. To make all repairs, alterations, additions or
            -------------------
replacements to the Premises required by any law or ordinance or any order or regulation of any public authority and applicable to the Premises as a result of the particular business to be conducted by Tenant; to keep the Premises equipped with all safety appliances so required; and to comply with the orders and regulations of all governmental authorities, except that Tenant may defer compliance so long as the validity of any such law, ordinance, order or regulation shall be contested by Tenant in good faith and by appropriate legal proceedings, if Tenant first gives the Landlord appropriate assurance against any loss, cost or expense on account thereof. Tenant shall make any alterations or modifications to the Premises which may be required to comply with the Americans with Disabilities Act and other laws applicable to the use of the Premises. Landlord to ensure that Base Building common areas comply.

     6.1.5  Payment for Tenant's Work. To pay promptly when due the entire cost
            -------------------------
of any work to the Premises undertaken by Tenant so that the Premises shall at all times be free of liens for labor and materials; to procure all necessary permits before undertaking such work; to do all of such work in a good and workmanlike manner, having first complied with the provisions of Section 6.2.3 hereof, employing materials of good quality and complying with all governmental requirements and to save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work.

     6.1.6  Indemnity. To assume exclusive control of the Premises and all tort
            ---------
liabilities incident to the control or leasing thereof, and to defend, indemnify and save Landlord harmless from all injury, loss, claim or damage to or of any person or property while on the Premises or on the rest of the Property unless arising from any gross negligence of Landlord; and to defend, indemnify and save Landlord harmless from all injury, loss, claim or damage to or of any person or property anywhere occasioned by any omission, fault, neglect or other misconduct of Tenant.

     6.1.7  Landlord's Right to Enter. To permit Landlord and its agents to
            -------------------------
enter into and examine the Premises at reasonable times upon prior reasonable notice (except in cases of emergency, when Landlord shall have immediate access to the Premises) and to show the Premises to a prospective purchaser of the Property, a lender or prospective lender of Landlord, and within the last nine
(9) months of the Term to prospective tenants.

     6.1.8  Personal Property at Tenant's Risk. That all of the furnishings,
            ----------------------------------
fixtures, equipment, effects, inventory and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises, shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, except that Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any other person, for any injury, loss, damage or liability to the extent prohibited by law.

     6.1.9  Payment of Landlord's Cost of Enforcement. If suit is brought to
            -----------------------------------------
enforce this Lease, the losing party shall pay the counsel fees of the successful party.

     6.1.10  Yield Up. At the expiration of the Term or earlier termination of
             --------
this Lease: to surrender all keys to the Premises, to remove all of its trade fixtures and personal property in the Premises, to remove such installations made by it as Landlord may request and all Tenant's signs wherever located, to repair all damage caused by such removal and to yield up the Premises (including all installations and improvements made by Tenant except for trade fixtures and such of said installations or improvements as Landlord shall agree that Tenant shall not be required to remove), broom-clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease, subject to reasonable wear and tear and damage by fire, casualty or taking. It is agreed that the exception of reasonable use and wear shall not apply so as to permit Tenant to keep the Premises and the use reasonably made thereof in less than good and tenantlike repair. Notwithstanding the foregoing, Tenant shall not be required to remove any installation for which Landlord shall have given its approval upon installation if at the time of such approval Landlord shall not have notified Tenant of the need to remove the same upon termination of this Lease. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the entire cost and expense incurred by Landlord in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises and for use and occupancy during the period after the expiration of the Term and prior to Tenant's performance of its obligations under this Section. Tenant shall further indemnify Landlord against all loss, cost and damage resulting from Tenant's failure or delay in surrendering the Premises as above provided.

     6.1.11  Estoppel Certificate. Upon not less than ten (10) business days
             --------------------
prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), and the dates to which the Fixed Rent and Additional Rent and other charges have been paid. Any such statement delivered pursuant to this Section 6.1.11 may be relied upon by any prospective purchaser or mortgagee of the Premises, or any prospective assignee of any such mortgage. Landlord agrees to provide Tenant with a similar estoppel certificate within ten (10) business days after receipt of a written request for the same from Tenant.

6.2  Negative Covenants. Tenant covenants at all times during the Term and such
     ------------------
further time as Tenant occupies the Premises or any part thereof as follows:

     6.2.1  Assignment. Subletting. etc. Not to assign, transfer, mortgage or
            ----------------------------
pledge this Lease or to sublease (which term shall be deemed to include the granting of concessions and licenses and the like) all or any part of the Premises or suffer or permit this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the occupancy of the Premises by anyone other than Tenant without the prior written approval of Landlord, such approval not to be unreasonably withheld or delayed; provided however that Tenant may assign this Lease or sublet any portion or all of the Premises without Landlord's approval (but with written notice to Landlord) to any corporation, partnership, trust, association or other business organization directly or indirectly controlling or controlled by Tenant or to any successor by merger, consolidation or acquisition of all or substantially all of the assets of Tenant. Except as permitted in the preceding sentence, any attempted assignment, transfer, mortgage, pledge, sublease or other encumbrance without the prior written consent of Landlord shall be void. If Landlord shall consent to any assignment or sublease, Tenant shall, upon receipt thereof, pay Landlord one-half (1/2) of the excess, if any, of (i) the sum of all Fixed Rent and Additional Rent paid under the sublease or assignment by the sublessee or assignee to the Tenant less (ii) (X) that part of the Fixed Rent and Additional Rent hereunder allocated to the subleased space and accruing for the corresponding period during the term of the sublease and
(Y) (a) any reasonable and customary brokerage, legal and other customary fees incurred by the Tenant in connection with such subletting, (b) the costs, if any, actually incurred by the Tenant to prepare the subleased premises for the sublessee's occupancy (but not the cost of Tenant's Work), including, any cash allowance in lieu of work, (c) any rent concession granted to any sublessee, and
(d) any architectural legal, engineering, accounting fees paid or incurred in connection with such subletting. Tenant shall commence payment of Landlord share of such excess once Tenant has recouped its costs in (i) and (ii). No assignment, transfer, mortgage, sublease or other encumbrance, whether or not approved, and no indulgence granted by Landlord to any assignee or sublessee, shall in any way impair the continuing primary liability (which after an assignment shall be joint and several with the assignee) of Tenant hereunder, and no approval in a particular instance shall be deemed to be a waiver of the obligation to obtain Landlord's approval in the case of any other assignment or subletting.

     6.2.2  Overloading. Nuisance. etc. Not to injure, overload, deface or
            ---------------------------
otherwise harm the Premises; nor commit any nuisance; nor permit the emission of any objectionable noise or odor; nor make, allow or suffer any waste; nor make any use of the Premises which is improper, offensive or contrary to any law or ordinance or which will invalidate any of Landlord's insurance: nor conduct any auction, fire, "going out of business" or bankruptcy sales.

     6.2.3  Installation. Alterations or Additions. Not to make any structural
            --------------------------------------
installations, structural alterations or additions in, to or on the Premises without on each occasion obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed after presentation to Landlord of plans and specifications for such alterations or additions. Alterations made by Tenant to the Premises shall remain the Tenant's property until the lease expiration.

6.3  Landlord's Repair Obligations. Landlord shall be responsible for any
     -----------------------------
necessary repairs or replacements to the roof, structural walls, foundation, parking areas, and sidewalks. Landlord will make any necessary repairs to the common areas. Notwithstanding the foregoing, if any repair or replacement is required as a result of the negligence of the Tenant or any of its agents, employees or invitees, the entire cost of such repair or replacement shall be borne by Tenant.

6.4  Hazardous Materials. The Tenant shall not store (except in compliance with
     -------------------
all laws, ordinances, and regulations pertaining thereto), or dispose of any oil or hazardous material on the Premises (the term hazardous material being defined by Massachusetts General Laws, Chapter 21E, as amended). (b) Landlord represents and warrants that Landlord knows of no hazardous materials which have been used, stored, generated or disposed of on or about the Premises. Tenant shall indemnify, defend and hold harmless the Landlord from any and all claims, causes of action, administrative actions, administrative penalties, damages, fines, judgments, penalties, costs, liabilities or losses (collectively, "Ramifications") arising by reason of the presence, use, storage, generation or disposal of hazardous materials by the Tenant on or about the Premises during the Term (including without limitation, any and all costs associated with the removal and clean-up of hazardous materials, damages caused by loss or restriction of rentable or useable space, and any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees arising during or after the expiration of the Term or any extension thereof). Landlord agrees similarly to indemnify and hold harmless Tenant with respect to any Ramifications arising from hazardous materials at the Premises (including the Property) prior to the Commencement Date and from any occurrence in common areas or from any act or omission of Landlord or Landlord's agents. In the event that either party makes a claim to the other party for indemnification hereunder, the indemnifying party, shall be permitted to retain counsel, engineers and other professionals as the indemnifying party may determine to be reasonably necessary to cure a violation of this Section 6.4 and fulfill any indemnification obligations hereunder. As long as the indemnifying party shall be proceeding in good faith to honor its indemnification obligations hereunder, it shall not be responsible to indemnify the indemnified party for legal fees or additional engineers or other professionals. The provisions of this Section 6.4 shall survive termination of the Lease.


                                  ARTICLE VII

                               Casualty or Taking
                               ------------------

7.1  Termination. (a) In the event that (i) access to the Building or (ii) more
     -----------
than twenty-five percent (25%) of the Premises or more than twenty-five (25%) percent of Tenant's parking shall be taken by any public authority or for any public use ("Taking") then (unless Landlord shall elect to provide substituted access and parking, as the case may be) this Lease may be terminated by Landlord or Tenant by the giving of written notice by the electing party to the other within thirty (30) days after the occurrence of the Taking. (b) In the event that more than twenty-five (25%) percent of the Premises shall be destroyed or damaged by fire or casualty ("Casualty") Landlord shall retain a duly licensed architect, engineer or contractor to assess the damage and to provide a written determination, (which shall be provided to Tenant within fifteen (15) days after the date of Casualty) as to whether the damage can be repaired within one hundred and twenty (120) days of such Casualty. If such duly licensed architect, engineer or contractor selected by Landlord shall reasonably determine that it will require in excess of one hundred twenty (120) days from the date of such Casualty to restore the Premises, then this Lease may be terminated at the election of either Landlord or Tenant by written notice to the other within twenty (20) days after receipt of such determination. Such election may be made notwithstanding the divestment of the entire interest of the electing party. If notwithstanding a determination that the Premises can be restored within one hundred and twenty (120) days, the Premises are not restored within such time, then Tenant may, within thirty (30) days after the expiration of such one hundred twenty (120) day period, terminate this Lease by written notice to Landlord.

7.2  Restoration. In the event of a Taking or Casualty and neither party elects
     -----------
to terminate this Lease as provided in Section 7.1, this Lease shall continue in force and a just proportion of the rent reserved, based upon the amount of unusable space, shall be suspended or abated until the Premises, or what may remain thereof, shall be put by Landlord in its preexisting condition for use (in the event of a Taking, proper condition), which Landlord covenants to do with reasonable diligence, subject to zoning and building laws then in existence.

7.3   Award. Irrespective of the form in which recovery may be had by law, all
      -----
rights to damages or compensation shall belong to Landlord in all cases, except that Tenant shall have the right to pursue and receive payment of any special, separate award for Tenant's improvements to the Premises and Tenant's moving expenses. Tenant hereby grants to Landlord all of Tenant's rights to such damages and covenants to deliver such further assignments thereof as Landlord may from time to time request.

7.4   Insurance Proceeds. The obligation of the Landlord under any of the
      ------------------
provisions of this Article VII under which the Landlord is obligated to repair or restore shall be applicable only with respect to that portion of insurance or eminent domain proceeds which are actually paid over to Landlord, as to insurance, by Landlord's insurer, and (as long as Landlord has maintained one hundred [100%] replacement insurance [not including the Land, footings and foundations], Landlord shall have no liability for any amounts in excess thereof. The parties understand and contemplate that recovery of insurance or eminent domain proceeds is customarily as accomplished only after extended delays. The Landlord shall have no responsibility with respect to any portion of the insurance or eminent domain proceeds that may be applied by any mortgagee or ground lessee to its debt or to such ground lease, or for such reasonable compensation as may be paid to insurance adjusters and attorneys. All periods set forth in this Article VII within which Landlord is obligated to repair or restore shall be deemed to be automatically extended (without the necessity for any written instrument) during such time as Landlord is endeavoring to obtain insurance or eminent domain proceeds, and for Acts of God. Notwithstanding the provisions of this Section 7.4, if Landlord shall be obligated to restore under
Section 7.1 or 7.2, and Landlord has not started restoration within four (4) months of the fire or casualty, Tenant shall have the right to cancel and terminate this Lease upon thirty (30) days written notice to Landlord.

                                  ARTICLE VIII

                                    Defaults
                                    --------

8.1   Events of Default. (a) If Tenant shall default in the performance of any
      -----------------
of its obligations to pay the Fixed Rent or Additional Rent hereunder and if such default shall continue for seven (7) days after written notice from Landlord designating such default (provided, however, once Landlord shall have given Tenant two (2) notices of late payment within any twelve (12) month period Landlord shall no longer be required to notify Tenant of any such late payment prior to there being a default hereunder) or if within thirty (30) days after written notice from Landlord to Tenant specifying any other default or defaults Tenant has not commenced diligently to correct the default or defaults so specified or has not thereafter diligently pursued such correction to completion, or (b) if any assignment shall be made by Tenant or any guarantor of Tenant for the benefit of creditors, or (c) if Tenant's leasehold interest shall be taken on execution, or (d) if a lien or other involuntary encumbrance is filed against Tenant's leasehold interest or

Tenant's other property, including said leasehold interest, and is not discharged or bonded within thirty (30) days thereafter or (e) if a petition is filed by Tenant or any guarantor of Tenant for adjudication as a bankrupt, or for reorganization or an arrangement under any provision of the Bankruptcy Act as then in force and effect, or (f) if an involuntary petition under any of the provisions of said Bankruptcy Act is filed against Tenant or any guarantor of Tenant and such involuntary petition is not dismissed within sixty (60) days thereafter, then, and in any of such cases, Landlord and the agents and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and without demand or notice and with or without process of law (forcibly, if necessary) enter into and upon the Premises or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant at the Premises, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects in accordance with applicable law without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and upon such entry or mailing as aforesaid this Lease shall terminate, Tenant hereby waiving all statutory rights (including without limitation rights or redemption, if any, to the extent such rights may be lawfully waived) and Landlord, without notice to Tenant, may store Tenant's effects, and those of any person claiming through or under Tenant at the expense and risk of Tenant, and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant if any, and pay over the balance, if any, to Tenant. All amounts due Landlord under this Lease and not paid when due shall bear interest at the prime rate then in effect at BankBoston plus two (2%) percent per annum until paid.

8.2  Remedies.  In the event that this Lease is terminated under any of the
     --------
provisions contained in Section 8.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, (a) the excess of the total rent reserved for the residue of the Term over the then market rental value of the Premises for said residue of the Term discounted to present value at the prime rate then in effect at Ba'1kBoston or its successor. In calculating the rent reserved there shall be included the Fixed Rent and Additional Rent. (b) In the alternative, at Landlord's election, Tenant further covenants as an additional and cumulative obligation after any such termination to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant pursuant to the next preceding sentence Tenant shall be credited with any amount paid to Landlord as compensation as in this Section 8.2 provided and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid. In addition to sums due under clauses (a) or (b), Tenant shall pay Landlord's reasonable fees for legal services in enforcing the provisions of this Section 8.2.

     In lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this Section 8.2, Landlord may by written notice to Tenant, within sixty (60) days after this Lease is terminated under any of the provisions contained in Section 8.1 or is otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Fixed Rent and Additional Rent accrued in the twelve (12) months ended next prior to such termination plus the amount of rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 8.2 up to the time of payment of such liquidated damages. Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

8.3  Remedies Cumulative.  Any and all rights and remedies which Landlord may
     -------------------
have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

8.4  Landlord's Right to Cure Defaults.  Landlord may, but shall not be
     ---------------------------------
obligated to, cure, at any time, after providing reasonable notice to Tenant, any default by Tenant under this Lease; and whenever Landlord so elects, all costs and expenses incurred by Landlord, including reasonable attorneys' fees, in curing a default shall be paid by Tenant to Landlord on demand, together with interest thereon at the rate of two (2%) percent per annum in excess of the base rate of interest announced from time to time by BankBoston (or any successor) from the date of payment by Landlord to the date of payment by Tenant.

8.5  Effect of Waivers of Default.  Any consent or permission by Landlord to any
     ----------------------------
act or omission which otherwise would be a breach of any covenant or condition herein, or any waiver by Landlord of the breach of any covenant or condition herein, shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of any covenant or condition herein, or otherwise, except as to the specific instance, operate to permit similar acts or omissions.

8.6  No Waiver. etc. The failure of either party to seek redress for violation
     --------------
of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been waiver of such breach by Landlord, or by Tenant, unless such waiver be in writing signed by the party to be charged. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.


8.7  No Accord and Satisfaction. No acceptance by Landlord of a lesser sum
     --------------------------
than the Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

                                   ARTICLE IX

                               Mortgagee's Rights
                               ------------------

9.1  Superiority of Lease. Unless Landlord exercises the option set forth in
     --------------------
Subsection 9.2 below, this Lease shall be superior to and shall not be subordinated to any mortgage or other voluntary lien or other encumbrance on the Property. Until it shall enter and take possession of the Property for the purpose of foreclosure the holder of a mortgage shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Property for the purpose of foreclosure such holder shall have all the rights of Landlord. No such holder of a mortgage shall be liable either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Property for the purpose of foreclosure. Upon entry for the purpose of foreclosure, such holder shall be liable to perform all of the obligations of Landlord, subject to and with the benefit of the provisions of Section 10.4, provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under said provisions to the owner of the equity of the Property. No Fixed Rent, Additional Rent or any other charge shall be paid more than thirty (30) days prior to the due dates thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee in possession or in the process of foreclosing its mortgage) be a nullity as against such mortgagee and Tenant shall be liable for the amount of such payments to such mortgagee. No mortgagee shall be obligated for Tenant's Security Deposit except to the extent that such Security Deposit is actually received by a mortgagee in possession or in the process of foreclosing its mortgage. Tenant agrees on request of Landlord to execute and deliver from time to time any documents which may be necessary to implement the provisions of this
Section 9.1.

9.2  Subordination. Landlord shall have the option to subordinate this Lease
     -------------
to any mortgage or deed of trust of the Property. Any such mortgage to which this Lease shall be subordinated may contain such terms, provisions and conditions as the holder deems usual or customary. At Landlord's request at any time and from time to time, Tenant shall confirm such subordination in writing in recordable form. At the time of such subordination, Landlord shall deliver to Tenant an agreement with the mortgagee to the effect that as long as Tenant is not in default under this Lease, such mortgagee shall not seek to dispossess Tenant. In the event that such mortgagee acquires possession or title to the Premises, Tenant will attorn to such mortgagee and its successors-in-title.


                                   ARTICLE X

                            Miscellaneous Provisions
                            ------------------------

10.1  Notices from One Party to the Other. All notices required or permitted
      -----------------------------------
hereunder shall be in writing and shall be deemed duly served if delivered in hand or to a nationally recognized overnight carrier service or when mailed by registered or certified mail return receipt requested postage prepaid addressed, in any event, if to Tenant, at the Original Address of Tenant until the Commencement Date and thereafter to the Premises or to such other address as Tenant shall have last designated by notice in writing received by Landlord and, if to Landlord at the Original Address of Landlord or such other address as Landlord shall have last designated by notice in writing to Tenant as hereinabove provided.

10.2  Quiet Enjoyment. Landlord agrees that upon Tenant's paying the rent and
      ---------------
performing and observing the agreements, conditions and other provisions on its part to be performed and observed under the Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the Term of this Lease without any manner of hindrance or molestation from Landlord, subject, however, to the terms of this Lease.

10.3  Lease not to be Recorded. Tenant agrees that it will not record this
      ------------------------
Lease. Both parties shall, upon the request of either, execute and deliver a notice or short form of this Lease in such form, if any, as may be permitted by applicable statute. Such notice or short form of lease shall not contain the amount of Fixed Rent or Additional Rent.

10.4  Limitation of Landlord's Liability. No owner of the Property shall be
      ----------------------------------
liable under this Lease except for breaches of Landlord's obligations occurring while owner of the Property, and if Landlord is a trust, limited liability company or a corporation, Landlord's obligations hereunder shall not be binding upon the Trustees of said Trust individually nor upon the shareholders or beneficiaries of said Trust nor the managers or members of such limited liability company or on the officers or directors of such corporation, as the case may be, but only upon the Trustees as trustees and upon their trust estate or upon the limited liability company or upon the corporation.

10.5  Acts of God. In any case where either party hereto is required to do any
      -----------
act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or "a reasonable time", and such time shall be deemed to be extended by the period of such delay.

10.6  Landlord's Default. Landlord shall not be deemed to be in default in the
      ------------------
performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of thirty (30) days or such additional time as is reasonably required to correct any such default after written notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. Tenant shall have no right to terminate this Lease for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim (other than a compulsory counterclaim) against any rent due hereunder unless or until Tenant shall obtain a judgment from a court of competent jurisdiction establishing the default of Landlord.

10.7  Brokerage. Landlord and Tenant each warrant and represent to the other
      ---------
that it has dealt with no broker in connection with the consummation of this Lease other than McCall & Almy and Fallon, Hines & O'Connor, to whom Landlord shall be responsible for the payment of a commission, if any, pursuant to a separate written agreement. In the event of any other brokerage claims against either party predicated upon dealings by the other, the party involved in such dealings agrees to defend the same and indemnify and hold the other party harmless against any such claim.

10.8  Signs. Landlord will add Tenant's name to the parking lot sign, at
      -----
Tenant's expense. The Building sign shown on Exhibit C hereof shall be Tenant's responsibility. All signs are subject to the zoning and sign by-laws and rules and regulations of the Town of Canton.

10.9  Approvals and Consent. Whenever the consent or approval of either party is
      ---------------------
required hereunder. the same shall not be unreasonably withheld or delayed.

10.10  Security Deposit. Simultaneously with the execution of this Lease, Tenant
       ----------------
has placed a non-interest bearing security deposit with Landlord in the amount of $25,591.61. The purpose of this deposit is to guaranty the full, prompt and faithful performance by Tenant of all of the terms and conditions of this Lease, including but not limited to the payment of Fixed Rent and Additional Rent. In the event of any default by Tenant after notice and applicable cure periods if any, said security deposit or any part thereof may be used by Landlord to pay any such payment or perform any obligations of Tenant and Tenant shall immediately replace the amount of the security deposit so used. Said security deposit shall be deposited in an account maintained by Landlord in which security deposits of various tenants (in addition to Tenant) are held. Landlord shall not be obligated to pay to Tenant any interest on said security deposit. Said security deposit shall not be deemed to be Fixed Rent or Additional Rent.

10.11  Applicable Law and Construction. This Lease shall be governed by and
       -------------------------------
construed in accordance with the laws of the Commonwealth of Massachusetts, and, if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby. There are no oral or written agreements between Landlord and Tenant affecting this Lease which are not set forth in this document. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease. Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively.

     WITNESS the execution hereof under seal on the day and year first above written.

Landlord:                           North Queen Street LP.
                                    North Queen Street, LLC, General Partner

                                    By:   /S/ WILLIAM CONROY
                                          ------------------
                                          William Conroy, Managing Member



Tenant:                             Organogenesis, Inc.

                                    By: /S/ DONNA ABELLI LOPOLITO
                                        -------------------------
                                        Its duly authorized CFO

EXHIBIT B


     Description of Tenant's Work



To be submitted and approved in accordance with the attached side letter dated May 21, 1999.

EXHIBIT C
---------


     Description of Signs



To be submitted and approved in accordance with the attached side letter dated May 21, 1999.